UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2020

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400

Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 20, 2020, Helmerich & Payne, Inc. (the “Company”) held its earnings conference call for the fourth quarter of fiscal year 2020. As a result of technical issues experienced during the call, the webcast of the conference call accessible through the Company’s website was not properly functioning for a portion of the call. An audio replay of the conference call is available on the Company’s website at https://helmerichandpayneinc.gcs-web.com/events/event-details/fiscal-q4-2020-helmerich-and-payne-inc-earnings-conference-call.

This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01          REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Information Regarding Forward-Looking Statements

The audio replay of the conference call includes discussion of forward-looking statements within the meaning of the federal securities laws, and such statements are based on current expectations and assumptions that are subject to risks and uncertainties. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Securities and Exchange Commission filings, including but not limited to its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements. The Company undertakes no duty to update or revise its forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title:	Assistant Corporate Secretary

Date: November 20, 2020